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AXA Equitable Life Insurance Company

SUPPLEMENT DATED OCTOBER 11, 2013 TO THE CURRENT PROSPECTUS FOR AXA EQUITABLE'S 300+ SERIES

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This Supplement modifies certain information in the above-referenced current
Prospectus. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to the group annuity contracts.

Please note the following updates to the Prospectus:

CHANGE TO THE GROUP ANNUITY CONTRACTS:

Effective on or about November 1, 2013, the paragraph under "About the group annuity contracts" in the section entitled "More Information" is deleted and replaced with the following:

The Certificates are issued under group annuity contracts between us and Reliance Trust Company, whose sole purpose is to serve as a party to the group annuity contracts. Reliance Trust Company has no responsibility for the administration of any of the retirement programs described in this prospectus, for payments to the investment options or to Participants, or for any other duties other than to serve as the group annuity contractholder.




   Copyright 2013 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                 212-554-1234

                   IM-37-13(10/13)                           Cat #151167(10/13)
                   300+ NB/IF                                           #610685